T. Rowe Price Dividend Growth ETF

T. Rowe Price Dividend Growth Fund

Supplement to Prospectuses and Summary Prospectuses dated March 1, 2026

In the Summary Prospectus and Section 1 of the Prospectus, the disclosure under “Management” is supplemented as follows:

Effective September 30, 2026, David Rowlett will join Tom Huber as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Rowlett joined T. Rowe Price in 2008.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective September 30, 2026, David Rowlett will join Tom Huber as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Rowlett joined the Firm in 2008, and his investment experience dates from 2003. During the past five years, he has served as an associate portfolio manager and a portfolio manager (beginning in 2022).

The date of this supplement is September 1, 2026.

G87-041 9/1/26